SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 19, 1996

                          BATTLE MOUNTAIN GOLD COMPANY
             (Exact name of registrant as specified in its charter)

            NEVADA                    1-9666                     76-0151431
(State or other jurisdiction of     (Commission               (I.R.S. Employer
         incorporation)             File Number)             Identification No.)

                           333 CLAY STREET, 42ND FLOOR
                              HOUSTON, TEXAS 77002
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 650-6400

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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On July 15, 1996, the shareholders of Hemlo Gold Mines Inc., an Ontario corporation ("Hemlo Gold"), approved the arrangement (the "Arrangement") under Section 182 of the Business Corporations Act (Ontario) contemplated by the Combination Agreement (the "Combination Agreement") effective as of March 11, 1996 by and between Battle Mountain Gold Company, a Nevada corporation ("Battle Mountain"), and Hemlo Gold, and the stockholders of Battle Mountain approved and adopted the Combination Agreement and the transactions contemplated thereby. The Arrangement became effective at 12:01 a.m. (Toronto time) on July 19, 1996, and as a result, each outstanding common share (the "Hemlo Gold Common Shares") of Hemlo Gold was exchanged for 1.48 exchangeable shares (the "Exchangeable Shares") of Hemlo Gold, Battle Mountain became the beneficial owner of all of the outstanding Hemlo Gold Common Shares, and Hemlo Gold changed its name to Battle Mountain Canada Ltd. ("Battle Mountain Canada"). Each Exchangeable Share
(a) entitles its holder to dividends economically equivalent to dividends paid on the Common Stock, par value $0.10 per share, of Battle Mountain (the "Battle Mountain Common Stock"), (b) is exchangeable for one share of Battle Mountain Common Stock, (c) will, pursuant to the Voting, Support and Exchange Trust Agreement dated as of July 19, 1996 between Hemlo Gold, Battle Mountain and
The R-M Trust Company, in which a share of Special Voting Stock, par value $0.10 per share, of Battle Mountain was deposited, carry the right to vote at meetings of the stockholders of Battle Mountain and (d) entitles its holder to participate in any liquidation of Battle Mountain on the same basis as holders of Battle Mountain Common Stock. Battle Mountain Canada's assets include the Golden Giant Mine, near Marathon, Ontario, Canada, and a 55 percent interest in the Silidor Mine located near Rouyn-Noranda, Quebec. In addition, Battle Mountain Canada carries on an active exploration and development program for precious metals. Its development projects include the Holloway project in Ontario. Battle Mountain Canada also owns a 60 percent interest in Crown Butte Resources Ltd., which owns the New World project in Montana, U.S.A. The transactions relating to the combination of Battle Mountain and Hemlo Gold are more fully described in the Joint Management Information Circular and Proxy Statement filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, on June 11, 1996 (the "Joint Proxy Statement").

            The number of Exchangeable Shares received by holders of Hemlo Gold Common Shares, which constitutes the consideration paid by Battle Mountain to such holders of Hemlo Gold Common Shares, in connection with the Arrangement was determined by negotiations between Battle Mountain and Hemlo Gold.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired.

            The financial information of Hemlo Gold included on pages FS-30 to FS-48 of the Joint Proxy Statement is incorporated herein by reference.

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      (b)   Pro forma financial information.

            The financial information of Battle Mountain and Hemlo Gold included on pages 26 to 33 of the Joint Proxy Statement is incorporated herein by reference.

      (c)   Exhibits

      EXHIBIT NO.       EXHIBIT
      -----------       -------
            *2(a)       Plan of Arrangement of Hemlo Gold under Section 182 of
                        the Business Corporations Act (Ontario) (Annex D to the
                        Joint Proxy Statement).

            *2(b) Combination Agreement effective as of March 11, 1996 by and between Battle Mountain and Hemlo Gold (Annex C to the Joint Proxy Statement).

             4(a)(1) Restated Articles of Incorporation of Battle Mountain, as amended and restated through May 11, 1988.

             4(a)(2) Certificate of Amendment to Restated Articles of Incorporation of Battle Mountain filed with the Secretary of State of the State of Nevada on July 19, 1996.

             4(b) Certificate of Resolution Establishing Designation, Preferences and Rights of $3.25 Convertible Preferred Stock.

             4(c) Certificate of Amendment of Certificate of Resolution Establishing Designation, Preferences and Rights of Series A Junior Participating Preferred Stock.

             4(d) Bylaws of Battle Mountain as amended through July 19, 1996.

             4(e) Rights Agreement, dated November 10, 1988, as amended and restated as of July 19, 1996, between Battle Mountain and The Bank of New York, as Rights Agent.

             4(f) Rights Agreement, dated July 19, 1996, between Battle Mountain Canada and The R-M Trust Company, as Rights

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      * Incorporated by reference as indicated.

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      EXHIBIT NO.       EXHIBIT
      -----------       -------
                        Agent.

            *4(g) Voting, Support and Exchange Trust Agreement dated as of July 19, 1996 between Battle Mountain, Hemlo Gold and The R-M Trust Company (Annex E to the Joint Proxy Statement).

            10(a)       Registration Rights Agreement, dated as of
                        July 19, 1996, between Noranda Inc., Kerr Addison Mines Limited and Battle Mountain.

           *99(a) Audited consolidated financial statements of Hemlo Gold, including accountants' reports, as of December 31, 1994 and 1995, and for each of the three years in the period ended December 31, 1995 (pages FS-30 to FS-44 of the Joint Proxy Statement).

           *99(b) Unaudited interim financial statements of Hemlo Gold as of December 31, 1995 and March 31, 1996 and for each of the three-month periods ended March 31, 1995 and 1996 (pages FS-45 to FS-48 of the Joint Proxy Statement).

           *99(c) Unaudited Pro Forma Financial Information of the Battle Mountain and Hemlo Gold as of March 31, 1996, for each of the three years in the period ended December 31, 1995 and for each of the three-month periods ended
                        March 31, 1995 and 1996 (pages 26 to 33 of the Joint Proxy Statement).

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      * Incorporated by reference as indicated.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BATTLE MOUNTAIN GOLD COMPANY

Date:  August 2, 1996             By: /s/ R. DENNIS O'CONNELL
                                          R. Dennis O'Connell
                                          Executive Vice President - Finance and
                                          Corporate Development

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